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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to incorporation by reference in this Registration Statement (Form S-3) of ZOLL Medical Corporation for the registration of 115,000 shares of its common stock of our report dated November 12, 1999 with respect to the consolidated financial statements of ZOLL Medical Corporation included in the Company's Registration Statement on Form S-3 (333-94793) filed with the Securities and Exchange Commission.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 18, 2000